UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2011

Polar Wireless Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54131
(Commission File Number)

20-5662814
 (IRS Employer Identification No.)

4440 PGA Blvd., Suite 600
Palm Beach Gardens, Florida 33410
 (Address of principal executive offices)(Zip Code)

(905) 881-8444
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On February 14, 2011, Polar Wireless Corp. (the “Company”) notified Seale and Beers, CPAs (“Seale and Beers”) that the Company had dismissed Seale and Beers as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Seale and Beers regarding the Company’s financial statements as of April 30, 2010 and 2009 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from April 3, 2006 (inception) through April 30, 2010, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Seale and Beers, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, April 3, 2006 (inception) through April 30, 2010, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale and Beers, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from April 3, 2006 (inception) through April 30, 2010.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Seale and Beers was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements.  Seale and Beers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On February 3, 2011, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Fazzari & Partners LLP, Chartered Accountants (“Fazzari & Partners”), the Company’s new independent registered public accountants, which appointment Fazzari & Partners has accepted with the dismissal of Seale and Beers.

During the two most recent fiscal years and the interim period preceding the engagement of Fazzari & Partners, the Company has not consulted with Fazzari & Partners regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Fazzari & Partners or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K.   The Company did not have any disagreements with Seale and Beers and therefore did not discuss any past disagreements with Fazzari & Partners.

Item 9.01  Financial Statements and Exhibits

Exhibits

No.	Description

16.1	Letter dated February 23, 2011 from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polar Wireless Corp.
(Registrant)

Date: February 23, 2011	By:	/s/ G. Kelly O’Dea
Name: G. Kelly O’Dea
Title: President and Chief Executive Officer

Exhibit List

No.	Description

16.1	Letter dated February 23, 2011 from Seale and Beers, CPAs